SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_| Preliminary Proxy Statement     |_| Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
| | Definitive Proxy Statement
|X| Definitive Additional Materials
| | Soliciting Material Under Rule 14a-12

                                 MIM CORPORATION
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
                                       N/A
             ------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
                                       N/A
             ------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                       N/A
             ------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
                                       N/A
             ------------------------------------------------------------------
         (5) Total fee paid:
                                       N/A
             ------------------------------------------------------------------
         |_| Fee paid previously with preliminary materials:
             ------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
                                      N/A
             ------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement no.:
                                       N/A
             ------------------------------------------------------------------
         (3) Filing Party:
                                       N/A
             ------------------------------------------------------------------
         (4) Date Filed:
                                       N/A
             ------------------------------------------------------------------

                                 MIM CORPORATION
                               100 Clearbrook Road
                            Elmsford, New York 10523
                                 (914) 460-1600
                              ---------------------


                                                                    May 23, 2002


To the Stockholders
    of MIM Corporation:


         In connection with our solicitation of proxies for our Annual Meeting of Stockholders on June 4, 2002, it has come to our attention that the information set forth under the "bonus" column in the summary compensation table for each of the executive officers of the Company named therein (the "Named Executive Officers") inadvertently omitted 2001 bonus information for the Named Executive Officers. For the year ended December 31, 2000 the bonus earned by Messrs. Friedman, Posner, Bomar and Corvese was $90,000, $48,800, $25,000 and $5,000, respectively. For the year ended December 31, 2001 the bonus earned by Messrs. Friedman, Posner, Foscato, Sicilian, Dindak, Bomar and Corvese was $297,000, $162,000, $40,000, $45,000, $40,000, $75,000 and $50,000,
respectively.



                                  MIM CORPORATION



                                  By: /s/ Donald A. Foscato
                                      ---------------------------------------
                                      Donald A. Foscato,
                                      Chief Financial Officer